-----------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                               ----------------

        Date of Report (Date of earliest event reported): May 23, 2001



Fleet Home Equity Loan, LLC, (as depositor under the Amended and Restated Trust Agreement, dated as of May 15, 2001)

                          Fleet Home Equity Loan, LLC
            (exact name of registrant as specified in its charter)


      Delaware                       333-53662                   04-3544150
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
  of Incorporation)                  File Number)           Identification No.)



                              100 Federal Street
                               Boston, MA 02110
                   (Address of Principal Executive Offices)




      Registrant's telephone number, including area code: (617) 434-2200

                                   No Change
       ----------------------------------------------------------------

         (Former name or former address, if changed since last report)



-----------------------------------------------------------------------------

Item 5.  Other Events
         ------------

         Consents
         --------

         In connection with the issuance by the Fleet Home Equity Loan Trust 2001-1 of the Fleet Home Equity Loan Trust Asset-Backed Notes, Series 2001-1, (the "Notes"), the registrant is filing herewith the consent of PricewaterhouseCoopers LLP to the use of its name and the incorporation by reference of its reports in the prospectus supplement relating to the issuance of the Notes. The consent of PricewaterhouseCoopers is attached hereto as
Exhibit 23.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

            Exhibit No.               Description
            -----------               ------------

            23.1                      Consent of PricewaterhouseCoopers LLP

                                  SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          Fleet Home Equity Loan, LLC


                          By: /s/  Jeffrey Lipson
                             --------------------------------------
                             Name:   Jeffrey Lipson
                             Title:  Vice President






Dated: May 23, 2001

                                 EXHIBIT INDEX
                                 --------------



Exhibit No.       Description
-----------       -----------

23.1              Consent of PricewaterhouseCoopers LLP